EXHIBIT 21

Subsidiaries of the Registrant

Name	States
National HealthCare Corporation	AL, DE, FL, GA, KY, MA, MO, NH, SC, TN, VA
NHC/Delaware, Inc.	AL, DE, FL, GA, KY, MA, MO, NH, SC, TN, VA
NHC/OP, L.P.	AL, DE, FL, GA, KY, MA, MO, NH, SC, TN, VA
National Health Realty, LLC	AL, DE, FL, IN, MO, SC, TN
Medical Personnel Services, LLC	TN
NHC Delaware Investments Inc.	DE
NHC HealthCare/Lake City, Inc.	FL
NHC HealthCare/Pensacola, Inc.	FL
Premier Group Ins. Co.	AL, AZ, FL, GA, KS, KY, MA, MO, NH, SC, TN, VA
Premier Plus Insurance Co.	Cayman Islands
City Corporation	TN
City Center, L.P.	TN
National Healthcare Center of Fort Oglethorpe, L.P.	TN, GA
Nutritional Support Services, L.P.	TN, AL, FL, MO, SC
NHC HealthCare/Anniston, LLC	AL
NHC Place/Anniston, LLC	AL
NHC HealthCare/Moulton, LLC	AL
NHC HealthCare/Rossville, LLC	GA
NHC HealthCare/Glasgow, LLC	KY
Buckley HealthCare Center, LLC	MA
Holyoke HealthCare Center, LLC	MA
John Adams HealthCare Center, LLC	MA
Taunton HealthCare Center, LLC	MA
NHC HealthCare/Desloge, LLC	MO
NHC HealthCare/Joplin, LLC	MO
NHC HealthCare/Kennett, LLC	MO
NHC Place/Lake St. Charles, LLC	MO
NHC HealthCare-Macon, LLC	MO
NHC HealthCare/Maryland Heights, LLC	MO
NHC HealthCare-Osage Beach, LLC	MO
NHC HealthCare-Springfield Missouri, LLC	MO
NHC HealthCare/St. Charles, LLC	MO
NHC HealthCare/West Plains, LLC	MO
NHC HealthCare/Town & Country, LLC	MO
South County Senior Care, LLC	MO
Villages of St. Peters, LLC	MO
Villages of Jackson Creek, LLC	MO
Villages of Jackson Creek Memory Care, LLC	MO
Heartland HealthCare Center, LLC	NH
Pearl Street HealthCare Center, LLC	NH
Villa Crest HealthCare Center, LLC	NH
Anderson HealthCare Center, LLC	SC
NHC HealthCare/Aiken, LLC	SC
NHC HealthCare/Anderson, LLC	SC
NHC HealthCare/Bluffton, LLC	SC
NHC HealthCare-Charleston, LLC	SC
NHC HealthCare/Clinton, LLC	SC
NHC HealthCare/Garden City, LLC	SC
NHC HealthCare/Greenville, LLC	SC
NHC HealthCare/Greenwood, LLC	SC
NHC HealthCare/Laurens, LLC	SC
NHC HealthCare/Lexington, LLC	SC
NHC HealthCare/Mauldin, LLC	SC

NHC HealthCare/North Augusta, LLC	SC
NHC HealthCare/Parklane, LLC	SC
NHC Place-Charleston, LLC	SC
The Palmettos of Bluffton, LLC	SC
The Palmettos of Garden City, LLC	SC
The Palmettos of Parklane, LLC	SC
AdamsPlace, LLC	TN
NHC HealthCare/Athens, LLC	TN
NHC HealthCare/Chattanooga, LLC	TN
NHC HealthCare/Columbia, LLC	TN
NHC HealthCare/Cool Springs, LLC	TN
NHC HealthCare/Dickson, LLC	TN
NHC HealthCare/Farragut, LLC	TN
NHC HealthCare/Franklin, LLC	TN
NHC HealthCare/Hendersonville, LLC	TN
NHC HealthCare/Hillview, LLC	TN
NHC HealthCare/Holston Hills, LLC	TN
NHC HealthCare/Johnson City, LLC	TN
NHC HealthCare/Kingsport, LLC	TN
NHC HealthCare/Knoxville, LLC	TN
NHC HealthCare/Lewisburg, LLC	TN
NHC HealthCare/McMinnville, LLC	TN
NHC HealthCare/Milan, LLC	TN
NHC HealthCare/Oakwood, LLC	TN
NHC HealthCare/Pulaski, LLC	TN
NHC HealthCare/Scott, LLC	TN
NHC HealthCare/Sequatchie, LLC	TN
NHC HealthCare/Smithville, LLC	TN
NHC HealthCare/Somerville, LLC	TN
NHC HealthCare/Sparta, LLC	TN
NHC HealthCare/Springfield, LLC	TN
Standifer Place Properties, LLC	TN
NHC HealthCare-Sumner, LLC	TN
NHC HealthCare/Tullahoma, LLC	TN
NHC Place at the Trace, LLC	TN
The Health Center of Hermitage, LLC	DE
NHC-Maury Regional HealthCare, LLC	TN
NHC HealthCare/Bristol, LLC	VA
Georgia HealthCare Advisors, LLC	GA
Hudson HealthCare Advisors, LLC	FL
Kansas HealthCare Advisors, LLC	KS
Missouri HealthCare Advisors, LLC	MO
South Carolina HealthCare Advisors, LLC	SC
Tennessee HealthCare Advisors, LLC	TN
NHC Homecare Missouri, LLC	MO
NHC Homecare – South Carolina, LLC	SC
HealthCare Transition Center, LLC	TN
Post Acute Service Solutions, LLC	DE
NHC Farragut Memory Care, LLC	TN
NHC Advantage, LLC	MO